UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 19, 2012

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 19, 2012, the Office of the Federal Register published an advanced display of the Federal Register Notice that on November 29, 2012 the U.S. Food and Drug Administration’s Anti-Infective Drugs Advisory Committee plans to discuss the new drug application for VIBATIV® (telavancin hydrochloride) for injection, submitted by Theravance, Inc., for the requested indication of nosocomial pneumonia (pneumonia contracted by hospitalized patients), including ventilator-associated pneumonia, caused by susceptible isolates of the following Gram-positive bacteria: Staphylococcus aureus (including methicillin-susceptible and -resistant isolates) or Streptococcus pneumonia (penicillin susceptible strains).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: September 19, 2012	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

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